Exhibit 31.2


                      CERTIFICATION AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     I, Anthony F. Bisceglio, Chief Financial Officer of SBT Bancorp, Inc. (the "Company") certify that:

     1.   I have reviewed this annual report on Form 10-KSB of the Company;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the The Simsbury Bank & Trust Company, Inc. (the "Bank")+ as of, and for, the periods presented in this report;

     4. The Company's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company (and previously were responsible for establishing and maintaining such disclosure controls and procedures for the Bank), and have:

          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company or the Bank, as applicable, including their consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

          (b) Evaluated the effectiveness of the disclosure controls and procedures of the Company or the Bank, as applicable, and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

          (c) Disclosed in this report any change in the Bank's internal control over financial reporting that occurred during the fourth fiscal quarter of Bank in the year ended December 31, 2005 that has materially affected, or is reasonably likely to materially affect, the internal control of the Bank or the Company, as applicable, over financial reporting; and

     5. The Company's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the auditors of the Company or the Bank, as applicable, and the audit committee of the board of directors of the Company or the Bank, as applicable (or persons performing the equivalent functions):

          (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the ability of the Company or the Bank, as applicable, to record, process, summarize and report financial information; and

--------------------------
+ The Bank is a wholly-owned subsidiary of the Company. In March 2006, the Company succeeded to the registration of Bank pursuant to Rule 12g-3(a) under the Exchange Act.

          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control of the Company or the Bank, as applicable, over financial reporting.


                                            /s/ Anthony F. Bisceglio, Ph.D.
                                            ------------------------------------
                                            Anthony F. Bisceglio, Ph.D.
                                            Chief Financial Officer

Date:  March 24, 2006